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                                                                    Exhibit 10.9


                            DALEEN TECHNOLOGIES, INC.

                      2001 BROAD-BASED STOCK INCENTIVE PLAN

                                   SECTION 1.
                                    PURPOSE

         The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase Shares or to receive compensation which is based upon appreciation in the value of Shares to Employees and Key Persons, in order to attract and retain such persons by providing an incentive to work to increase the value of Shares and a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights to aid the Company in obtaining these goals. It is the Company's intent that a majority of the Stock Incentives granted under this Plan be granted to Employees other than Directors and Officers.

                                   SECTION 2.
                                   DEFINITIONS

         When used herein with an initial capital letter, each term set forth in this Section shall have the meaning set forth opposite such term and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

         2.1 BOARD means the Board of Directors of the Company.

         2.2 CODE means the Internal Revenue Code of 1986, as amended.

         2.3 COMMITTEE means the Compensation Committee of the Board.

         2.4 COMMON STOCK means the common stock of the Company.

         2.5 COMPANY means Daleen Technologies, Inc., a Delaware corporation, and any successor to such organization.

         2.6 DIRECTOR means a member of the Board.

         2.7 EMPLOYEE means an employee of the Company, a Subsidiary or a Parent.

         2.8 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.9 EXERCISE PRICE means the price which shall be paid to purchase one
(1) Share upon the exercise of an Option granted under this Plan.

         2.10 FAIR MARKET VALUE of each Share on any date shall mean the following:

                  (a) STOCK LISTED AND SHARES TRADED. If Shares are listed and traded on a national securities exchange (as such term is defined by the 1934
Act) or on The Nasdaq National Market on the date of determination, the Fair Market Value per share shall be the closing price of a Share on said national securities exchange or The Nasdaq National Market on the date of determination. If the Shares are traded in the over-the-counter market, the Fair Market Value per Share shall be the average of the closing bid and asked prices on the date of determination.

                  (b) STOCK LISTED BUT NO SHARES TRADED. If the Shares are listed on a national securities exchange or on The Nasdaq National Market but no Shares are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Shares on the most recent date before the date of determination. If the Shares are regularly traded in the over-the-counter market but no Shares are traded on the date of determination (or if



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records of such trades are unavailable or burdensome to obtain) but there were Shares traded on dated with a reasonable period before the date of determination the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                  (c) STOCK NOT LISTED. If the Shares are not listed on a national securities exchange or The Nasdaq National Market and are not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Shares from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Shares to the extent they are representative.

The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

         2.11 INSIDER means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.12 ISO means an option granted under this Plan to purchase Shares which is intended by the Company to satisfy the requirements of Code ss.422 as an incentive stock option.

         2.13 KEY PERSON means (i) a member of the Board who is not an Employee,
(ii) a consultant, distributor or other person who has rendered or committed to render valuable services to the Company, a Subsidiary or a Parent, (iii) a person who has incurred, or is willing to incur, financial risk in the form of guaranteeing or acting as co-obligor with respect to debts or other obligations of the Company, or (iv) a person who has extended credit to the Company. Key Persons are not limited to individuals and, subject to the preceding definition, may include corporations, partnerships, associations and other entities.

         2.14 NON-ISO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code ss.422.

         2.15 OFFICER shall have the meaning ascribed to it in Rule 16(a)-1(f) promulgated under the Exchange Act.

         2.16 OPTION means an ISO or a Non-ISO.

         2.17 OUTSIDE DIRECTOR means a Director who is not an Employee and who qualifies as (1) a "non-employee director" under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (2) an "outside director" under Code ss.162(m) and the regulations promulgated thereunder.

         2.18 PARENT means any corporation which is a parent of the Company (within the meaning of Codess.424).

         2.19 PARTICIPANT means an individual who receives a Stock Incentive hereunder.

         2.20 PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Codess.162(m).

         2.21 PLAN means the Daleen Technologies, Inc. 2001 Broad-Based Stock Incentive Plan, as such may be amended from time to time.

         2.22 SHARE means a share of the Common Stock of the Company.

         2.23 STOCK INCENTIVE means an ISO, a Non-ISO, a Restricted Stock Award or a Stock Appreciation Right.




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         2.24 STOCK INCENTIVE AGREEMENT means an agreement between the Company and a Participant evidencing an award of a Stock Incentive.

         2.25 SUBSIDIARY means any corporation which is a subsidiary of the Company (within the meaning of Code ss.424(f)).

         2.26 SURRENDERED SHARES means the Shares described in Section 8.2 which (in lieu of being purchased) are surrendered for cash or Shares, or for a combination of cash and Shares, in accordance with Section 8.

         2.27 TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code ss.424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of either the Company, a Subsidiary or a Parent.

                                   SECTION 3.
                       SHARES SUBJECT TO STOCK INCENTIVES

         The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed two million (2,000,000). Such Reserved Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive which remain after the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an ISO or a Non-ISO under Section 8 shall not again become available for use under this Plan. Notwithstanding anything herein to the contrary, no Participant may be granted Options or Stock Appreciation Rights covering an aggregate number of Shares in excess of five hundred thousand (500,000) in any calendar year.

                                   SECTION 4.
                                 EFFECTIVE DATE

         The effective date of this Plan, as documented hereby, shall be the date it is adopted by the Board, as noted in resolutions effectuating such adoption. In the event that the shareholders of the Company do not approve this Plan in accordance with Code ss.422 and the regulations thereunder within twelve
(12) months after such effective date, any outstanding ISO's shall automatically convert into Non-ISO's on the first anniversary of the effective date.

                                   SECTION 5.
                                 ADMINISTRATION

         5.1 GENERAL ADMINISTRATION. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board's actions shall be binding on the Company, on each affected Employee or Key Person, and on each other person directly or indirectly affected by such actions.

         5.2 AUTHORITY OF THE BOARD. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Employees and Key Persons who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan's administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations which may be necessary or advisable for the administration of the Plan.




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         5.3 DELEGATION OF AUTHORITY. The Board may delegate its authority under the Plan, in whole or in part, to a Committee (the Compensation Committee) appointed by the Board consisting of not less than two (2) directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated its authority to the Committee, and any action by the Committee pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Stock Incentives which will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from
Section 16(b) of the Exchange Act.

         5.4 DECISIONS BINDING. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Key Persons, Participants, and their estates and beneficiaries

                                    SECTION 6.
                                   ELIGIBILITY

         Employees and Key Persons selected by the Board shall be eligible for the grant of Stock Incentives under this Plan, but no Employee or Key Person shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Employee or Key Person. Only Employees shall be eligible to receive a grant of ISO's. It is the Company's intent that a majority of the Stock Incentives granted under this Plan be granted to Employees other than Directors and Officers.

                                   SECTION 7.
                            TERMS OF STOCK INCENTIVES

         7.1 TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

                  (a) The Board, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives. Stock Incentives shall be granted to Employees or Key Persons selected by the Board, and the Board shall be under no obligation whatsoever to grant Stock Incentives to all Employees or Key Persons, or to grant all Stock Incentives subject to the same terms and conditions.

                  (b) The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its sole discretion, subject to the provisions of Section 3 as to the total number of shares available for grants under the Plan.

                  (c) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company and the Participant, which shall be in such form and contain such terms and conditions as the Board in its discretion may, subject to the provisions of the Plan, from time to time determine.

                  (d) The date a Stock Incentive is granted shall be the date on which the Board has approved the terms and conditions of the Stock Incentive Agreement and has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

         7.2 TERMS AND CONDITIONS OF OPTIONS. Each grant of an Option shall be evidenced by a Stock Incentive Agreement which shall:

                  (a) specify whether the Option is an ISO or Non-ISO; and



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                  (b) incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable or subject to surrender during any calendar year.

                  In determining Employee(s) or Key Person(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company and its other officers, the duties of the Employee or Key Person, the present and potential contributions of the Employee or Key Person to the success of the Company, the anticipated number of years of service remaining before the attainment by the Employee of retirement age, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Employee or Key Person who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

                  (a) EXERCISE PRICE. Subject to adjustment in accordance with
Section 11 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, a Ten Percent Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If a Stock Incentive is a Non-ISO, the Exercise Price for each Share shall be no less than the minimum price required by applicable state law, or by the Company's governing instrument, or $0.01, whichever price is greater. Any Stock Incentive intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto.

                  (b) OPTION TERM. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

                           (i) make an Option exercisable before the date such Option is granted; or

                           (ii) make an Option exercisable after the earlier of:

                                    (A) the date such Option is exercised in
full, or

                                    (B) the date which is the tenth (10th)
anniversary of the date such Option is granted, if such Option is a Non-ISO or an ISO granted to a non-Ten Percent Shareholder, or the date which is the fifth
(5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.

                  A Stock Incentive Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability; provided, however, in no event may an Option which is an ISO provide for the exercise of the Option later than ninety
(90) days following a termination of employment or later than one year following a termination of employment on account of disability. The Employee's rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement.

                  (c) PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless prohibited by the Stock Incentive Agreement, by delivery to the Company of a number of Shares which have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (I.E., "mature shares" for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless prohibited by the Stock Incentive Agreement, the Option may be exercised through a brokerage transaction following




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registration of the Company's equity securities under Section 12 of the
Securities Exchange Act of 1934 as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

                  Notwithstanding the above, and in the sole discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and which shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Board) as the Board shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest.

                  (d) CONDITIONS TO EXERCISE OF AN OPTION. Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that unless otherwise specified in the applicable Stock Incentive Agreement, each Option shall vest and become exercisable based on the Participant's continued service over a four-year period, with the Option vesting as to one-fourth (1/4) of the underlying Shares on each of the first four (4) anniversaries of the date of grant. Notwithstanding anything else contained herein, subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

                  (e) TRANSFERABILITY OF OPTIONS. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the disability of the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, such Option may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, a Non-ISO may also be transferred as a bona fide gift to one or more members of the Optionee's family or to a trust for the benefit of one or more family members, in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and the Exercise and Shareholder Agreement provided by the Company in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Optionee shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and the Exercise and Shareholder Agreement.

                  (f) SPECIAL PROVISIONS FOR CERTAIN SUBSTITUTE OPTIONS. Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code ss.424(a) is applicable, may provide for an exercise price computed in accordance with Code ss.424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as




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nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

         7.3 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of: (I) the Fair Market Value of a specified number of Shares at the time of exercise, over (II) a specified price which shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

                  (a) PAYMENT. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine.

                  (b) CONDITIONS TO EXERCISE. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

                  (c) TRANSFERABILITY OF STOCK APPRECIATION RIGHTS. Except as otherwise provided in a Participant's Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. Notwithstanding the foregoing, a Stock Appreciation Right which is granted in connection with the grant of a Non-ISO may be transferred, but only with the Non-ISO and only as a bona fide gift, to one or more members of the Optionee's family or to a trust for the benefit of one or more family members, in which case the transferee shall be subject to all provisions of the Plan and the Stock Incentive Agreement. In the event of such a gift, the Optionee shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan and the Stock Incentive Agreement. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its sole and absolute discretion.

         7.4 TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and receive dividends during the periods of restriction to the same extent as holders of unrestricted Common Stock. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the Shares awarded to a Participant. The Board may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the Shares awarded determined at the date of grant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.



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                                   SECTION 8.
                              SURRENDER OF OPTIONS

         8.1 GENERAL RULE. The Board, acting in its absolute discretion, may incorporate a provision in a Stock Incentive Agreement to allow an Employee or Key Person to surrender his or Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

                  (a) the Fair Market Value of the Shares subject to such Option exceeds Exercise Price for such Shares, and

                  (b) the Option to purchase such Shares is otherwise exercisable.

         8.2 PROCEDURE. The surrender of an Option in whole or in part shall be effected by the delivery of the Stock Incentive Agreement to the Board, together with a statement signed by the Participant which specifies the number of Shares ("Surrendered Shares") as to which the Participant surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.

         8.3 PAYMENT. A Participant in exchange for his or her Surrendered Shares shall receive a payment in cash or in Shares, or in a combination of cash and Shares, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Exercise Price for the Surrendered Shares. The Board, acting in its absolute discretion, can approve or disapprove a Participant's request for payment in whole or in part in cash and can make that payment in cash or in such combination of cash and Shares as the Board deems appropriate. A request for payment only in Shares shall be approved and made in Shares to the extent payment can be made in whole shares of Shares and (at the Board's discretion) in cash in lieu of any fractional Shares.

         8.4 RESTRICTIONS. Any Stock Incentive Agreement which incorporates a provision to allow a Participant to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Board deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to Section 16(b) of the Exchange Act.

                                   SECTION 9.
                              SECURITIES REGULATION

         Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the surrender or exercise of a Stock Incentive, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise or surrender of a Stock Incentive granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.



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                                   SECTION 10.
                                  LIFE OF PLAN

         No Stock Incentive shall be granted under this Plan on or after the earlier of:

         (a) the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Stock Incentives have been surrendered or exercised in full or no longer are exercisable, or

         (b) the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the surrender or exercise of Stock Incentives granted under this Plan) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 11.
                                   ADJUSTMENT

         The number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares which may be granted during a calendar year to any individual under Section 3 of this Plan, the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options, shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Code ss.424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options in the event of any corporate transaction described in Code ss.424(a) which provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

                                   SECTION 12.
                          SALE OR MERGER OF THE COMPANY

         In the event that the Company undergoes a Change of Control (as defined below), and, within twelve (12) months following such Change of Control, (a) a Participant's employment (as used in this Section 12, "employment" shall also include providing services as a Director, consultant or advisor) with the Company, a Parent or a Subsidiary (or a successor entity) is terminated by the Company, a Parent or Subsidiary (or a successor entity) for any reason other than Cause (as defined below), or (b) the Participant's employment terminates by reason of a Constructive Discharge, then the vesting schedule of each outstanding Stock Incentive held by such Participant shall be accelerated by a period of two (2) years, or until such Stock Incentive is fully vested if vesting would occur within such two year period.

         For purposes of this Section 12, a "Change of Control" shall be deemed to occur (I) if the Company agrees to sell or transfer in a single transaction or a series of related transactions (a) 80% or more of its capital stock, or (b) eighty percent (80%) or more of its assets (as reflected on the Company's most recent audited balance sheet) and substantially all material customer agreements, for cash or property, or for a combination of cash and property, or
(II) if the Company agrees to any merger, consolidation, reorganization, division or other transaction (whether in a single transaction or a series of related transactions) in which eighty percent (80%) or more of the Company's issued and outstanding voting stock is converted into another security or into the right to receive securities or property (except a consolidation or merger into a subsidiary of the Company or merger in which the Company is the surviving corporation and the holders of the Company's voting stock outstanding immediately prior to the transaction hold at least 19.9% of the voting stock outstanding immediately following the transaction) or (III) upon the sale or transfer, in a single transaction or in a series of related transactions, by the Company's stockholders to a single entity, person or group (as defined below) of more than 80% in voting power of the Company's capital stock. A public offering of the Company's Common Stock in which a registration statement covering such offering is declared effective by the Securities and Exchange Commission,



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or a private or public offering of securities by the Company in which no single entity, person or group (as defined below) acquires eighty percent (80%) or more of the voting securities of the Company, shall not be deemed to constitute a Change of Control. When two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring the voting securities of the Company or its successors, such persons shall be deemed to constitute a "group" for purposes of this Section 12.

         For purposes of this Section 12, "Cause" shall mean an act or acts by a Participant involving (a) the use for profit or willful disclosure to unauthorized persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary in violation of company policy or company agreements with such persons protecting such matters, (b) the material and willful breach of any written contract between the holder of the Participant and the Company, a Parent or a Subsidiary, (c) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (d) a felony conviction for or pleading NOLO CONTENDRE to a felony, or (f) conviction of embezzlement, fraud, or other criminal acts (other than traffic violations and similar misdemeanors).

         For purposes of this Section 12, "Constructive Discharge" means a termination of employment by a Participant within thirty (30) days following notice to the Participant of any of the following:


         (a) FORCED RELOCATION OR TRANSFER. The Participant may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent on the Participant being transferred to a site of employment that is located more than fifty (50) miles from the Participant's current site of employment. For this purpose, a Participant's site of employment shall be the site of employment to which the Participant is assigned as his or her home base, from which the Participant's work is assigned, or to which the Participant reports.

         (b) DECREASE IN SALARY OR POTENTIAL BONUS. The Participant may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Participant's acceptance of (i) a salary or wage rate which is less than the Participant's prior salary or wage rate, or (ii) a reduction in the bonus or incentive compensation that the Participant has the opportunity to receive pursuant to a plan or agreement approved by the Board ("Target Bonus"), with Target Bonus defined as a percentage of base salary or base compensation plus any additional performance overachievement component provided pursuant to such plan or agreement. Notwithstanding the foregoing, the Board shall have the authority on an annual basis to change the performance criteria set forth in any such plan or agreement pursuant to which a Participant's Target Bonus is determined and such action shall not constitute a "Constructive Discharge."

         (c) SIGNIFICANT AND SUBSTANTIAL REDUCTION IN BENEFITS. The Participant may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Participant's acceptance of a reduction in the pension, welfare or fringe benefits provided which is both significant and substantial when expressed as a dollar amount or when expressed as a percentage of the Participant's cash compensation. The determination of whether a reduction in pension, welfare or fringe benefits is significant and substantial shall be made on the basis of all pertinent facts and circumstances, including the entire benefit (pension, welfare and fringe) package provided to the Participant, and any salary or wages paid to the Participant. However, notwithstanding the preceding, any modification or elimination of benefits which results solely from the provision of new benefits to an Participant by a successor employer as a result of a change of the Participant's employment from employment with the Company, a Parent or a Subsidiary to employment with such successor shall not be deemed a Significant and Substantial Reduction in Benefits where such new benefits are identical to the benefits provided to similarly situated employees of the successor.

         (d) SIGNIFICANT DIMINUTION OF DUTIES. Without the Participant's consent, the Participant's duties and responsibilities as an employee are significantly reduced or altered such that the Participant's duties and responsibilities are not comparable in scope or type to the Participant's duties and responsibilities prior to the Change of Control.




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         (e) COMPANY'S BREACH OF EMPLOYMENT AGREEMENT. The Company (or a
successor employer) materially breaches the terms of any written employment agreement or comparable agreement that is in place between the Company and the Participant, and the Company fails to remedy such breach following notice of breach from the Participant and a reasonable opportunity to cure.

                                   SECTION 13.
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company:
(a) to increase the number of Shares reserved under Section 3, except as set forth in Section 11, (b) to extend the maximum life of the Plan under Section 10 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Employees or Key Persons eligible for Stock Incentives under Section 6. The Board also (1) may suspend the granting of Stock Incentives under this Plan at any time, (2) may terminate this Plan at any time, and (3) may amend any outstanding Stock Incentive previously granted under this Plan at any time (for example, to accelerate the vesting provisions thereof or to extend the term of a Stock Incentive); provided, however, the Board shall not have the right to modify, amend or cancel any Stock Incentive granted under this Plan unless: (I) the Participant consents in writing to such modification, amendment or cancellation,
(II) there is a dissolution or liquidation of the Company or a transaction described in Section 11 or Section 12, or (III) the modification, amendment or cancellation would not adversely affect, in any way, the rights of a Participant owning such outstanding Stock Incentive without the written consent of such Participant. To the extent that the material terms (within the meaning of Treas. Reg. ss.1.162-27(e)(4)) of the Plan would be modified by the Board but shareholders approval would not be required by the foregoing provisions of this Section, the Board may, in its sole discretion, nonetheless determine that approval of the shareholders of the Company is desired.

                                   SECTION 14.
                                  MISCELLANEOUS

         14.1 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise or surrender of such Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

         14.2 NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement which evidences his or her Stock Incentive.

         14.3 WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. Whenever Shares are to be issued or cash paid to a Participant upon exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.



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         14.4 NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS. If a
Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option which is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to income tax withholding by the Company on the compensation income recognized by Participant from any such early disposition by either (or both) his payment to the Company in cash or his payment out of the current wages or earnings otherwise payable to him by the Company, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option which is an ISO on the Participant's express written agreement with these provisions of this Plan.

         14.5 TRANSFER. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

         14.5 CONSTRUCTION. This Plan shall be construed under the laws of the State of Delaware.





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